================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2006



                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-24006                   94-3134940
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



                               150 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (650) 631-3100



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2006, Nektar Therapeutics issued a press release (the "Press Release") announcing results for the three month and nine month periods ended September 30, 2006. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            By:          /s/ ROBERT CHESS
                                                --------------------------------
                                                           Robert Chess
                                                --------------------------------
                                                Chairman of the Board and Acting
                                                  President and Chief Executive
                                                             Officer

                                            Date: November 2, 2006

                                            By:          /s/ LOUIS DRAPEAU
                                                --------------------------------
                                                           Louis Drapeau
                                                --------------------------------
                                                 Senior Vice President, Finance
                                                   and Chief Financial Officer

                                            Date: November 2, 2006

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1         Earnings Press Release of Nektar Therapeutics dated November 2,
             2006.